Exhibit 99.1

Crown Announces Entry into Merger Agreement

Los Angeles, CA – June 9, 2025 – Crown Electrokinetics Corp. (NASDAQ: CRKN) (“Crown” or the “Company”), a leader in optical and fiber infrastructure solutions, today announced that it has entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Crown EK Acquisition LLC (“Parent”) and Crown EK Merger Sub Corp. (“Purchaser”), a wholly owned subsidiary of Parent.

Parent is controlled by Douglas Croxall, the Company’s Chairman and Chief Executive Officer. Under the terms of the Merger Agreement, Purchaser will commence a tender offer to acquire all outstanding shares of Crown’s common stock for a cash purchase price of $3.15 per share, subject to the terms and conditions of the Merger Agreement.

The proposed transaction has been unanimously approved by a special committee (the “Special Committee”) comprised of independent directors of Crown’s board of directors and is intended to result in Crown becoming a wholly owned subsidiary of Parent. The Special Committee received a fairness opinion from an independent financial advisor and determined the transaction is fair to, and in the best interests of, Crown’s unaffiliated public stockholders.

The tender offer is expected to commence within 15 business days and will remain open for 20 business days, unless extended in accordance with the Merger Agreement and applicable Securities and Exchange Commission (the “SEC”) rules. The transaction is not subject to a financing condition and is expected to close promptly following the successful completion of the tender offer and, if applicable, the exercise of a top-up option.

Additional information regarding the transaction will be filed with the SEC and made available at https://ir.crownek.com.

About Crown

Crown is a leading provider of innovative technology infrastructure solutions that benefit communities and the environment. Operating across multiple businesses - Smart Windows and Construction - Crown is developing and delivering cutting edge solutions that are challenging the status quo and redefining industry standards. For more information, please visit www.crownek.com.

Forward Looking Statements

This communication contains forward-looking statements related to Crown and Parent and the proposed acquisition by Parent of the outstanding shares of common stock of Crown that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the Crown senior management team. Forward-looking statements include, without limitation, statements regarding the business combination and related matters, prospective performance and opportunities, post-closing operations and the outlook for the business, including, without limitation, future financial results, growth potential, market profile, business plans; the competitive ability and position of the company; filings and approvals relating to the proposed transaction; the ability to complete the proposed transaction and the timing thereof; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: (1) the risk that the non-waivable condition that at least a majority of the Crown common stock held by unaffiliated stockholders be tendered is not met; (2) the risk that the transaction may not otherwise be consummated; (3) uncertainties as to the timing of the tender offer and merger; (4) the possibility that competing offers will be made; (5) the possibility that various closing conditions to the proposed transaction may not be satisfied or waived, on a timely basis or otherwise; (6) unexpected costs, charges or expenses resulting from the proposed transaction; (7) uncertainty of the expected financial performance of Crown following completion of the proposed transaction; (8) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the proposed transaction; (11) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the proposed transaction will harm Crown’s business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact Crown’s ability to pursue certain business opportunities or strategic transactions; and (20) other risk factors as detailed from time to time in Crown’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to Crown and Parent, and Crown and Parent assume no obligation and disclaim any intent to update any such forward-looking statements.

Additional Information and Where to Find It

The tender offer described in this document has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Crown, nor is it a substitute for any tender offer materials that Parent, Purchaser or Crown will file with the SEC. A solicitation and an offer to buy shares of Crown will be made only pursuant to an offer to purchase and related materials that Parent and Purchaser intend to file with the SEC. At the time the tender offer is commenced, Parent and Purchaser will file a Tender Offer Statement on Schedule TO and a Schedule 13E-3 with the SEC, and Crown will file a Solicitation/Recommendation Statement on Schedule 14D-9 and a Schedule 13E-3 with the SEC with respect to the tender offer. CROWN’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS), THE SCHEDULE 13E-3 AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and other tender offer documents, the Schedule 13E-3, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of Crown at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Crown or Parent. Free copies of these materials and certain other offering documents will be made available for request by mail to Crown Electrokinetics Corp., 1110 NE Circle Blvd., Corvallis, Oregon 97330 attention: Chief Financial Officer, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by Crown will be available free of charge under the “Investor Relations” section of Crown internet website at http:/ir.crownek.com//.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, the Schedule 13E-3 as well as the Solicitation/Recommendation Statement, Crown files annual, quarterly and current reports, proxy statements and other information with the SEC. Crown’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

For more information, please contact:

Investor Relations

ir@crownek.com

Public Relations

pr@crownek.com

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